Filed Pursuant to Rule 497(e)
1933 Act File No. 033-52154
1940 Act File No. 811-07168

THE HENNESSY MUTUAL FUNDS

Supplement to the Prospectus

for the Hennessy Cornerstone Growth Fund, Series II

The following information supplements the information on pages 2 and 3 in the “Investment Strategy” section of the Hennessy Cornerstone Growth Fund, Series II Prospectus dated October 31, 2005:

The Cornerstone Growth Strategy® (the “Strategy”) selects stocks from a universe of stocks with market capitalization exceeding $175 million.

Previously, the Strategy selected stocks from a universe of stocks with market capitalization exceeding $134 million. This change was made to reflect the increase in the market capitalizations of the Fund’s benchmark indices over the past three years.

The date of this Supplement is February 28, 2006.

Please retain this Supplement for future reference.